UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2022 (August 9, 2022)

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Spectrum Brands Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of shareholders (the “Annual Meeting”) on August 9, 2022. A total of 38,153,953 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing 93.56% of the Company’s outstanding Common Stock as of June 15, 2022, the record date.

The Company is pleased to have had a significant percentage of its outstanding shares of Common Stock participate in the Annual Meeting and vote in favor of each proposal presented for consideration. The final results for the votes regarding each proposal are set forth below, including the approval percentage for each proposal, represented as a percentage of total votes cast for each such proposal:

Proposal 1. The Company’s stockholders elected each of the following persons as Class I directors of the Company for a term of one year and until his successor is elected and qualified. The votes regarding this proposal were as follows:

Name	For	Against	Abstain	Broker Non-Votes	Approval Percentage
Sherianne James	34,712,138	1,515,821	10,642	1,915,352	95.81%
Leslie L. Campbell	35,950,145	277,868	10,588	1,915,352	99.23%
Joan Chow	35,733,273	493,760	11,568	1,915,352	98.64%

Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
38,016,177	126,534	11,242	0	99.64%

Proposal 3. The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
31,430,479	4,786,247	21,875	1,915,352	82.38%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2022

SPECTRUM BRANDS HOLDINGS, INC. SB/RH HOLDINGS, LLC

By:	/s/ Jeremy Smeltser
	Name: Title:	Jeremy Smeltser Executive Vice President and Chief Financial Officer